UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2018

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On March 20, 2018, Sears Holdings Corporation (the “Company”) completed its previously announced offers to exchange (i) validly tendered and accepted 8% Senior Unsecured Notes due 2019 issued by the Company (the “Old Senior Unsecured Notes”) for a like principal amount of 8% Senior Unsecured Convertible PIK Toggle Notes due 2019 issued by the Company (the “New Senior Unsecured Notes”) and (ii) validly tendered and accepted 6 5/8% Senior Secured Notes due 2018 issued by the Company (the “Old Senior Secured Notes”) for a like principal amount of 6 5/8% Senior Secured Convertible PIK Toggle Notes due 2019 issued by the Company (the “New Senior Secured Notes”) (the offers to exchange, the “Exchange Offers”) and the related solicitation of consents to amend the indenture governing the Old Senior Secured Notes (the “Consent Solicitation”). Pursuant to the Exchange Offers, approximately $214 million aggregate principal amount of Old Senior Unsecured Notes and approximately $170 million aggregate principal amount of Old Senior Secured Notes were validly tendered, accepted and cancelled and a like principal amount of New Senior Unsecured Notes and New Senior Secured Notes, as applicable, were issued in exchange therefor. Following such cancellation, approximately $411 million aggregate principal amount of Old Senior Unsecured Notes remain outstanding and approximately $134 million aggregate principal amount of Old Senior Secured Notes remain outstanding.

On March 21, 2018, the Company borrowed a $125 million “first-in, last-out” secured term loan under its existing first-lien ABL credit agreement.

Item 1.01 Entry Into a Material Definitive Agreement

New Senior Secured Notes Indenture

In connection with the consummation of the Exchange Offers, the Company, the guarantors party thereto and Computershare Trust Company, N.A., as trustee (the “New Senior Secured Notes Trustee”), entered into that certain Indenture (the “New Senior Secured Notes Indenture”) pursuant to which the Company issued the New Senior Secured Notes.

The summary of the New Senior Secured Notes Indenture set forth in Item 2.03 of this Current Report on Form 8-K under the heading “New Senior Secured Notes” is incorporated by reference into this Item 1.01.

New Senior Unsecured Notes Supplemental Indenture

In connection with the consummation of the Exchange Offers, the Company and Computershare Trust Company, N.A., as trustee (the “New Senior Unsecured Notes Trustee”) entered into that certain Second Supplemental Indenture (the “New Senior Unsecured Notes Supplemental Indenture”) to that certain Indenture, dated as of November 21, 2014, by and between the Company and the New Senior Unsecured Notes Trustee, pursuant to which the Company issued the New Senior Unsecured Notes.

The summary of the New Senior Unsecured Notes Supplemental Indenture set forth in Item 2.03 of this Current Report on Form 8-K under the heading “New Senior Unsecured Notes” is incorporated by reference into this Item 1.01.

Old Senior Secured Notes Supplemental Indenture

In connection with the consummation of the Exchange Offers and the Consent Solicitation, the Company, the guarantors party thereto, and Wilmington Trust, National Association, as successor Trustee and Collateral Agent (the “Old Senior Secured Notes Trustee”) entered into that certain Fifth Supplemental Indenture (the “Old Senior Secured Notes Supplemental Indenture”) supplementing the Indenture, dated as of October 12, 2010 (as amended by the First Supplemental Indenture, dated as of April 5, 2011, the Second Supplemental Indenture, dated as of July 7, 2015, the Third Supplemental Indenture, dated as of September 19, 2016 and the Fourth Supplemental Indenture, dated as of January 9, 2018, and as further amended, supplemented or modified, the “Old Senior Secured Notes Indenture”), by and among the Company, the guarantors party thereto and the Old Senior Secured Notes Trustee. The Old Senior Secured Notes Supplemental Indenture, among other things, eliminates substantially all of the restrictive covenants and certain events of default previously contained in the Old Senior Secured Notes Indenture. The foregoing summary of the Old Senior Secured Notes Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Old Senior Secured Notes Supplemental Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference into this Item 1.01.

Amendment to Second Lien Term Loan

In connection with the consummation of the Exchange Offers, the Company and the other parties thereto entered into that certain Fourth Amendment (the “Second Lien Credit Agreement Amendment”) to that certain Second Lien Credit Agreement (as previously amended, amended and restated, supplemented or otherwise modified, the “Second Lien Credit Agreement”), dated as of September 1, 2016, among the Company, Sears Roebuck Acceptance Corp. (“SRAC”) and Kmart Corporation, as borrowers (the “Borrowers”), the lenders party thereto, and JPP, LLC (“JPP”), as administrative agent and collateral administrator. The Second Lien Credit Agreement Amendment provides that interest on the $300.0 million principal amount term loan (the “Second Lien Term Loan”) outstanding under the Second Lien Credit Agreement may, at the Borrowers’ option, be paid by increasing the principal amount of the Second Lien Term Loan, and that the Company’s obligations with respect to such Second Lien Term Loan (i) may be converted into shares of common stock, par value $0.01, of the Company (“Common Stock”) at the option of the lenders at a conversion rate of 200 shares of Common Stock per $1,000 in principal amount of indebtedness outstanding under the Second Lien Term Loan (subject to adjustment as set forth in the Second Lien Credit Agreement Amendment) (the “Term Loan Conversion Price”) and (ii) are mandatorily convertible into Common Stock at the option of the Company at the Term Loan Conversion Price within 30 days following the end of any period of 30 consecutive trading days, ending on or after July 2, 2018, during which the volume weighted average trading price of Common Stock on the NASDAQ exceeds $10.00 for a period of 20 trading days.

Mr. Edward S. Lampert, the Company’s Chief Executive Officer and Chairman, is the sole stockholder, chief executive officer and director of ESL Investments, Inc., which controls JPP. The foregoing summary of the Second Lien Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Lien Credit Agreement Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Amendment & Restatement of Security Agreement

In connection with the consummation of the Exchange Offers, the Company entered into the Amended and Restated Security Agreement (the “Amended and Restated Security Agreement”) among the Company, certain of its subsidiaries party thereto, and Wilmington Trust, National Association, as Collateral Agent, amending and restating that certain Security Agreement, dated as of October 12, 2010 (as previously amended, restated, amended and restated, supplemented or otherwise modified from time to time), to, among other things, make certain amendments thereto in connection with the consummation of the Exchange Offers and the transactions contemplated thereby, including making the liens securing senior second lien obligations, including the New Senior Secured Notes and the Second Lien Credit Agreement, effectively senior to the liens securing the Old Senior Secured Notes.

The foregoing description of the Amended and Restated Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Security Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Amendment & Restatement of Intercreditor Agreement

In connection with the consummation of the Exchange Offers, Bank of America, N.A. and Wells Fargo Bank, National Association, as ABL Agents, and Wilmington Trust, National Association, as Second Lien Agent, entered into the Second Amended and Restated Intercreditor Agreement (the “Second Amended and Restated Intercreditor Agreement”) amending and restating that certain Amended and Restated Intercreditor Agreement, dated as of September 1, 2016 (as previously amended, restated, amended and restated, supplemented or otherwise modified from time to time), to, among other things, make certain amendments thereto in connection with the consummation of the Exchange Offers and the transactions contemplated thereby.

The foregoing description of the Second Amended and Restated Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Intercreditor Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated by reference into this Item 1.01.

Amendments to ABL Credit Agreement and FILO Loan

On March 21, 2018, the Company, through the Borrowers, entered into a fifth amendment (the “Fifth Amendment”) and a sixth amendment (the “Sixth Amendment”) to the Third Amended and Restated Credit Agreement, dated as of July 21, 2015 (as in effect prior to the Fifth Amendment, the “Credit Agreement,” and the Credit Agreement, as amended by the Fifth Amendment and the Sixth Amendment, the “Amended Credit Agreement”), pursuant to which the Borrowers borrowed a $125 million “first-in, last-out” term loan (the “FILO Loan”) and made certain other changes to the Credit Agreement.

The FILO Loan matures on July 20, 2020. The FILO Loan bears interest at a rate per annum equal to the Eurodollar Rate plus a margin of 8.50% (subject to a floor of 1.50%) (or a base rate plus a margin of 7.50%). The Borrowers are required to pay an early repayment premium of the greater of a make-whole through eight months and 3.00% in the event the FILO Loan is repaid within the first year, and 2.00% in the event the FILO Loan is repaid within the second year. The FILO Loan is guaranteed by the same guarantors and secured by the same assets as the existing loans under the Credit Agreement, but ranks junior in right of recovery from the collateral relative to such existing loans. The Company paid a fee of 2.25% of the FILO Loan to the initial lenders of the FILO Loan.

The initial lenders of the FILO Loan include JPP, LLC, JPP II, LLC and Benefit Street 2018 LLC. Mr. Edward S. Lampert, the Company’s Chief Executive Officer and Chairman, is the sole stockholder, chief executive officer and director of ESL Investments, Inc., which controls JPP, LLC and JPP II, LLC. Benefit Street 2018 LLC is an entity affiliated with Mr. Thomas J. Tisch, a director of the Company.

The foregoing description of the Fifth Amendment, the Sixth Amendment and the FILO Loan does not purport to be complete and is qualified in its entirety by reference to the Fifth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.4 and is incorporated by reference into this Item 1.01, and the Sixth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.5 and is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

New Senior Secured Notes

On March 20, 2018, pursuant to the New Senior Secured Notes Indenture, the Company issued approximately $170 million aggregate principal amount of New Senior Secured Notes. The New Senior Secured Notes bear interest at the same rate and have substantially identical terms as the Old Senior Secured Notes (prior to giving effect to the amendments thereto described above), except that:

•	The New Senior Secured Notes have a maturity date of October 15, 2019.

•	At the Company’s option and upon written notice to the New Senior Secured Notes Trustee of the amount of interest to be paid in such manner at least five (5) business days prior to the record date relating to the applicable interest payment date, interest on the New Senior Secured Notes may be paid by increasing the principal amount of the New Senior Secured Notes. If the Company elects to pay interest, in whole or in part, on the New Senior Secured Notes by increasing the principal amount of the New Senior Secured Notes, the Company shall thereafter also pay a corresponding pro rata portion of the interest due with respect to the Second Lien Term Loan and all interest due with respect to the New Senior Unsecured Notes in kind, to the fullest extent permitted thereunder, until such time as the Company elects to resume paying interest on the New Senior Secured Notes in cash in full. The first interest payment on the New Senior Secured Notes, which will include interest accrued from the last interest payment date with respect to the Old Senior Secured Notes, will be paid in kind.

•	The New Senior Secured Notes are convertible into Common Stock at the option of an eligible holder at a conversion rate of 200 shares of Common Stock per $1,000 in principal amount of the New Senior Secured Notes (subject to adjustment as set forth in the New Senior Secured Notes Indenture) (the “Senior Secured Notes Conversion Price”).

•	The New Senior Secured Notes are mandatorily convertible into Common Stock at the option of the Company at the Senior Secured Notes Conversion Price within 30 days following the end of any period of 30 consecutive trading days, ending on or after July 2, 2018, during which the volume weighted average trading price of Common Stock on the NASDAQ exceeds $10.00 for a period of 20 trading days.

•	Except for any holder who beneficially owned more than 4.9% of the outstanding Common Stock immediately prior to the issue date of the New Senior Secured Notes, to the extent that conversion of New Senior Secured Notes would result in the holder thereof beneficially owning more than 4.9% of the outstanding Common Stock, New Senior Secured Notes will not be convertible at the option of such holder.

•	Except for any holder who directly or indirectly owned more than 9.9% of the vote or value of the outstanding Common Stock immediately prior to the issue date of the New Senior Secured Notes, to the extent that conversion of New Senior Secured Notes would result in any non-U.S. person directly or indirectly owning more than 9.9% of the vote or value of the outstanding Common Stock, New Senior Secured Notes will not be convertible at the option of such holder.

•	The liens securing the New Senior Secured Notes will be effectively senior to the liens securing the Old Senior Secured Notes.

The New Senior Secured Notes were offered only to investors that were (i) accredited investors within the meaning of Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), or (ii) outside the United States and persons other than U.S. persons in reliance upon Regulation S under the Securities Act. The New Senior Secured Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Company did not receive any cash proceeds from the issuance of the New Senior Secured Notes.

The foregoing summaries of the New Senior Secured Notes and the New Senior Secured Notes Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the New Senior Secured Notes Indenture and the form of note for the New Senior Secured Notes, which are attached to this Current Report on Form 8-K as Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated by reference into this Item 2.03.

New Senior Unsecured Notes

On March 20, 2018, pursuant to the New Senior Unsecured Notes Supplemental Indenture, the Company issued approximately $214 million aggregate principal amount of New Senior Unsecured Notes. The New Senior Unsecured Notes bear the same interest rate, have the same maturity date and have substantially identical terms as the Old Senior Unsecured Notes, except that:

•	At the Company’s option and upon written notice to the New Senior Unsecured Notes Trustee of the amount of interest to be paid in such manner at least five (5) business days prior to the record date relating to the applicable interest payment date, interest on the New Senior Unsecured Notes may be paid by increasing the principal amount of the New Senior Unsecured Notes. The first interest payment on the New Senior Unsecured Notes, which will include interest accrued from the last interest payment date with respect to the Old Senior Unsecured Notes, will be paid in kind.

•	The New Senior Unsecured Notes are convertible into Common Stock at the option of an eligible holder at a conversion rate of 120 shares of Common Stock per $1,000 in principal amount of New Senior Unsecured Notes (subject to adjustment as set forth in the New Senior Unsecured Notes Indenture) (the “Senior Unsecured Notes Conversion Price”).

•	The New Senior Unsecured Notes are mandatorily convertible into Common Stock at the option of the Company at the Senior Unsecured Notes Conversion Price within 30 days following the end of any period of 30 consecutive trading days, ending on or after July 2, 2018, during which the volume weighted average trading price of Common Stock on the NASDAQ exceeds $10.00 for a period of 20 trading days.

•	Except for any holder who directly or indirectly owned more than 9.9% of the vote or value of the outstanding Common Stock immediately prior to the issue date of the New Senior Unsecured Notes, to the extent that conversion of New Senior Unsecured Notes would result in any non-U.S. person directly or indirectly more than 9.9% of the vote or value of the outstanding Common Stock, New Senior Unsecured Notes will not be convertible at the option of such holder.

The New Senior Unsecured Notes were offered only to investors that were (i) accredited investors within the meaning of Rule 501(a) of Regulation D of the Securities Act or (ii) outside the United States and persons other than U.S. persons in reliance upon Regulation S under the Securities Act. The New Senior Unsecured Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Company did not receive any cash proceeds from the issuance of the New Senior Unsecured Notes.

The foregoing summaries of the New Senior Unsecured Notes and the New Senior Unsecured Notes Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the New Senior Unsecured Notes Supplemental Indenture and the form of note for the New Senior Unsecured Notes, which are attached to this Current Report on Form 8-K as Exhibit 4.4 and Exhibit 4.5, respectively, and are incorporated by reference into this Item 2.03.

The disclosure required by this item with respect to the Fifth Amendment, Sixth Amendment and FILO Loan is included in Item 1.01 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 is incorporated by reference into this Item 3.02.

Item 3.03.	Material Modification to Rights of Security Holders.

The description of the Old Senior Secured Notes Supplemental Indenture set forth in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

The information set forth in the Introductory Note is incorporated by reference into this Item 8.01.

On March 20, 2018, SRAC, Sears, Roebuck and Co., a wholly owned subsidiary of the Company, each of the other guarantors party thereto and certain third party holders of approximately $100 million aggregate principal amount of SRAC’s outstanding notes entered into a Note Exchange Agreement (the “SRAC Note Exchange Agreement”). Pursuant to the SRAC Note Exchange Agreement, SRAC agreed to exchange approximately $100 million aggregate principal amount of its outstanding notes of various series for a like principal amount of 7.0% / 12.0% PIK-Toggle Notes of SRAC due March 2028 (the “New SRAC Notes”). The New SRAC Notes mature on March 2028 and bear interest at a rate of 7.0% per annum, except that interest on the New SRAC Notes may, at the option of the Company, be paid by increasing the principal amount of the New SRAC Notes (in which event the interest rate in respect of the applicable interest period would be 12.0% per annum).

On March 21, 2018, the Company issued a press release announcing the results of the Exchange Offers and related matters. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1	Fifth Supplemental Indenture, dated as of March 20, 2018, by and among Sears Holdings Corporation, the guarantors party thereto and Wilmington Trust, National Association, as trustee.

Exhibit 4.2	Indenture, dated as of March 20, 2018, by and among Sears Holdings Corporation, the guarantors party thereto and Computershare Trust Company, N.A., as trustee (attaching form of 6 5/8% Senior Secured Convertible PIK Toggle Note due 2019).

Exhibit 4.3	Form of 6 5/8% Senior Secured Convertible PIK Toggle Note due 2019 (included in Exhibit 4.2).

Exhibit 4.4	Second Supplemental Indenture, dated as of March 20, 2018, by and between Sears Holdings Corporation, as obligor, and Computershare Trust Company, N.A., as trustee (attaching form of 8% Senior Unsecured Convertible PIK Toggle Note due 2019).

Exhibit 4.5	Form of 8% Senior Unsecured Convertible PIK Toggle Note due 2019 (included in Exhibit 4.4).

Exhibit 10.1	Fourth Amendment to the Second Lien Credit Agreement, dated as of March 20, 2018, by and among Sears Holdings Corporation, Sears Roebuck Acceptance Corp. and Kmart Corporation, the lenders party thereto, and JPP, LLC, as administrative agent and collateral administrator.

Exhibit 10.2	Amended and Restated Security Agreement, dated as of March 20, 2018, between Sears Holdings Corporation, the other Grantors party thereto and Wilmington Trust, National Association, as collateral agent.

Exhibit 10.3	Second Amended and Restated Intercreditor Agreement, dated as of March 20, 2018, by and among Bank of America, N.A. and Wells Fargo Bank, National Association as ABL Agents, and Wilmington Trust, National Association, as trustee.

Exhibit 10.4	Fifth Amendment to the Third Amended and Restated Credit Agreement, dated as of March 21, 2018, among Sears Holdings Corporation, Sears Roebuck Acceptance Corp., Kmart Corp., the lenders party thereto, Bank of America, N.A., as administrative agent, and the other parties thereto.

Exhibit 10.5	Sixth Amendment to the Third Amended and Restated Credit Agreement, dated as of March 21, 2018, among Sears Holdings Corporation, Sears Roebuck Acceptance Corp., Kmart Corp., the lenders party thereto, Bank of America, N.A., as administrative agent, and the other parties thereto.

Exhibit 99.1	Press Release, dated March 21, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: March 23, 2018	By:	/s/ Robert A. Riecker
Robert A. Riecker
Chief Financial Officer